CALAMOS® FAMILY OF FUNDS

Supplement dated April 7, 2017 to the

CALAMOS® FAMILY OF FUNDS Prospectus and Summary Prospectuses

for Class I, R, and T, dated February 28, 2017, as supplemented on March 13, 2017 and the Statement of Additional Information, dated February 28, 2017,

as supplemented on March 13, 2017 and March 29, 2017

Class T Shares are not currently available for purchase.

Please retain this supplement for future reference.

MFSPT2 04/17